Exhibit 32.2

CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES -OXLEY ACT OF 2002

     In connection with the Annual Report of Belden & Blake Corporation (the “Company”) on Form 10-K/A for the period ended December 31, 2004, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, in the capacities and on the dates indicated below, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the knowledge of the undersigned:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 2, 2005	/s/ Robert W. Peshek
Robert W. Peshek, Senior Vice President
and Chief Financial Officer

This certification accompanies the Form 10-K/A and shall not be treated as having been filed as part of the Form 10-K/A.